UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2021

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20002 North 19th Avenue
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement ("Stock Purchase Agreement"), dated as of July 5, 2021, by and among Knight-Swift Transportation Holdings Inc. ("Knight-Swift"), AAA Cooper Transportation ("AAA Cooper"), AAA Cooper’s stockholders, and Reid B. Dove, in his capacity as Sellers’ Representative, entered into an agreement whereby Knight-Swift acquired 100% of AAA Cooper’s stock and 100% of the equity of an entity affiliated with AAA Cooper (the "Acquisition").
The enterprise value of the transaction was $1.35 billion. The purchase price consideration consisted of $1.3 billion in cash, $10 million in Knight-Swift shares, and approximately $40 million in assumed debt, net of cash. Cash was funded from the 2021 Term Loan (as defined below), as well as existing Knight-Swift liquidity. AAA Cooper was an S corporation for tax purposes, and the transaction included an election under Internal Revenue Code Section 338(h)(10). The Stock Purchase Agreement contains customary representations, warranties, and covenants.
On July 6, 2021, Knight-Swift entered into a $1.2 billion unsecured term loan facility ("2021 Term Loan") with Bank of America, N.A. The 2021 Term Loan is incremental to, and is separate from, Knight-Swift’s existing unsecured credit facility (the "2017 Debt Agreement"). The 2021 Term Loan was fully funded on July 6, 2021 and there are no scheduled principal payments prior to maturity in October 2022. The interest rate applicable to the 2021 Term Loan is subject to a leverage-based grid and equals the BSBY rate (Bloomberg Short-term Bank Yield index) plus 1.000% at closing.
The 2021 Term Loan contains similar terms to the 2017 Debt Agreement, including the financial covenants, usual and customary events of default for a facility of this nature, and certain usual and customary restrictions and covenants.
The foregoing descriptions of the Stock Purchase Agreement, the Acquisition, and the 2021 Term Loan do not purport to be complete and are qualified in their entirety by reference to the full text of the Stock Purchase Agreement and the 2021 Term Loan, which will be filed with Knight-Swift’s Form 10-Q for the quarter ended September 30, 2021.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
The information set forth in Item 1.01 above related to the Acquisition is incorporated by reference into this Item 2.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth in Item 1.01 above related to the 2021 Term Loan is incorporated by reference into this Item 2.03.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On July 5, 2021, in connection with the Acquisition, Reid B. Dove was appointed to Knight-Swift’s Board of Directors (the "Board") as a Class II director with a term expiring at Knight-Swift’s 2022 Annual Meeting of Stockholders. Mr. Dove will continue to serve as the Chief Executive Officer of AAA Cooper and will not receive any additional compensation for his service on the Board. Mr. Dove has not been appointed to serve on any committee of the Board.
There is no arrangement or understanding between Mr. Dove and any other person pursuant to which Mr. Dove was elected as a director of Knight-Swift. The information set forth in Item 1.01 above related to the Acquisition is incorporated by reference into this Item 5.02. Prior to the Acquisition, Mr. Dove, along with trusts for the benefit of Mr. Dove and his children, beneficially owned 100% of AAA Cooper and the entity affiliated with AAA Cooper.

ITEM 7.01	REGULATION FD DISCLOSURE
On July 6, 2021, Knight-Swift released a press release announcing the Acquisition. A copy of the press release and the presentation related to the Acquisition are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are each incorporated by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 99.1	Knight-Swift Transportation Holdings Inc. press release dated July 6, 2021, announcing stock acquisition of AAA Cooper Transportation
Exhibit 99.2	Knight-Swift Transportation Holdings Inc. presentation dated July 6, 2021, regarding stock acquisition of AAA Cooper Transportation
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
The information contained in Items 7.01 and 9.01 of this Current Report, including the exhibits hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The information contained in this Current Report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of Knight-Swift's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by the forward-looking statements. Please refer to the paragraphs at the end of the attached press release and at the beginning of the attached presentation, as well as various disclosures by Knight-Swift in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	July 6, 2021	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer